Exhibit 10.1
Execution Copy
OMNIBUS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
AND PURCHASE AND CONTRIBUTION AGREEMENT
(Ferguson Receivables, LLC)
This Omnibus Amendment (this “Amendment”) is entered into by the undersigned parties as of December 29, 2022, and amends the Receivables Purchase Agreement dated as of July 31, 2013, as previously amended, supplemented or modified through the date hereof (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, LLC (formerly Ferguson Enterprises, Inc.), a Virginia limited liability company (the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”) and FERGUSON PLC (formerly Wolseley plc), a company incorporated in Jersey and having registration number 128484 (the “Parent”) and the Purchase and Contribution Agreement dated as of July 31, 2013, as previously amended, supplemented or modified through the date hereof (the “Purchase and Contribution Agreement”), between the Seller, Ferguson and the other Originators.
Preliminary Statements
A.The Seller and Ferguson Fire & Fabrication, Inc. (“FFF”), one of the Originators, have advised the Administrative Agent and the Facility Agents that FFF intends to form a new legal entity, named Ferguson Fire Design LLC (“FFD”), to carry out the business of two locations (namely, 3539 and 3379) of FFF (the “Spun-Off Locations”). The Receivables and Related Security generated by and included within the Spun-Off Locations historically have been sold by FFF to the Seller under the Purchase and Contribution Agreement and subsequently to the Facility Agents, on behalf of their respective Purchasers, under the Receivables Purchase Agreement.
B.The Seller and FFF desire to exclude, as of 5:00 p.m. New York City time on December 31, 2022 (the “FFD Effective Time”), the Receivables and Related Security generated by and included within the Spun-Off Locations from the purchase and sale mechanics under the Purchase and Contribution Agreement and the Receivables Purchase Agreement.
C.The parties to the Receivables Purchase Agreement and the Purchase and Contribution Agreement desire to enter into this Amendment to (i) provide for the reconveyance to the Seller and FFF, respectively, of the Receivables of the Spun-off Locations (the “FFD Receivables”), which FFD Receivables have an aggregate Outstanding Balance of as of the FFD Effective Time of approximately $1,600,000, with the exact amount to be confirmed and documented by January 7, 2023, (ii) acknowledge that thereafter the receivables generated by FFD will not be sold to the Seller and then to the Facility Agents, and (iii) amend certain provisions of the Receivables Purchase Agreement and Purchase and Contribution Agreement related to collections on the FFD Receivables.

Defined Terms; References.
Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. The Receivables Purchase Agreement and the Purchase and Contribution Agreement are sometimes collectively referred to herein as the “Amendment Documents”. Unless the context of this Amendment otherwise clearly requires, references to the plural include the singular, references to the part include the whole and the words “include”, “including” and “includes” shall be deemed to be followed by “without limitation”. Each reference to “hereof”, “hereunder”, “herein” and “hereby”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. All references to an Amendment Document in any other document or instrument shall be deemed to mean the applicable Amendment Document, as amended by this Amendment. This Amendment shall not constitute a novation of either Amendment Document, but shall constitute an amendment to each of them. The parties hereto agree to be bound by the terms and obligations of the Amendment Documents, as amended by this Amendment, as though the terms and obligations of each Amendment Document were set forth herein.

Now, Therefore, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
I.AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT

Subject to the conditions precedent set forth in Part IV hereof, and effective as of the FFD Effective Time:
    1.1    Addition of Definitions in Receivables Purchase Agreement.     (a)    The following definitions are hereby added to Section 1.01 of the Receivables Purchase Agreement:
(i)    “FFD” shall mean Ferguson Fire Design LLC, the company resulting from the spin-off of the businesses of the Spun-Off Locations.
(ii)    “FFD Assets” shall have the meaning specified in Section 2.01B hereof.
(iii)    “FFD Effective Time” shall mean 5:00 p.m. New York City time on December 31, 2022.
(iv)    “FFD Receivables” shall mean the Receivables of the Spun-Off Locations.
(v)    “Spun-Off-Locations” shall mean the two locations (namely, 3539 and 3379) of Ferguson Fire & Fabrication, Inc., the businesses of which are spun off to create FFD.
(b)    The definition of “Excluded Receivables” in Section 1.01 of the Receivables Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Excluded Receivables” shall mean (i) the indebtedness and payment obligations owed by Obligors arising in connection with the sale of merchandise or rendering of services by the divisions of Ferguson known as “Lincoln Products/Ferguson Parts and Packaging” and “Ferguson International”, (ii) Designated Excluded Receivables, (iii) Acquisition Receivables and (iv) FFD Receivables.
1.2    Reconveyance of FFD Receivables. A new Section 2.01B is hereby added to the Receivables Purchase Agreement and reads as follows:
Section 2.01B. Reconveyance of FFD Receivables.
(a)    Effective as of the FFD Effective Time, without recourse and without making any representation or warranty in connection therewith of any type or kind (except with respect to liens as set forth below), each Purchaser, each Facility Agent and the Administrative Agent, respectively, hereby sell and assign, without any further action being required on the part of any person or entity to effect such sale and assignment, to the Seller, and the Seller hereby purchases and assumes from the Purchasers, the Facility Agents and the Administrative Agent, respectively, all of the right, title and interest of each Purchaser, each Facility Agent and the Administrative Agent, respectively, in and to the FFD Receivables, all Collections with respect thereto and all Related Security with respect thereto (the “FFD Assets”), free and clear of any and all liens in favor of, or any other lien arising by or through, any Purchaser, any Facility Agent or the Administrative Agent; and all security interests granted to any Purchaser, any Facility Agent or the Administrative Agent under any Transaction Document, to the extent they relate to the FFD Assets, shall thereupon be released and terminate. Upon such reconveyance and release, the Facility Agents’ and Purchasers’ undivided percentage ownership interests in each and every remaining Receivables Interest is hereby increased to give effect to such the reconveyance and release.
    (b)    The Seller, the Purchasers, the Facility Agents and the Administrative Agent acknowledge and agree that on and after the FFD Effective Time, unless and until FFD is added as an “Originator” under the Transaction Documents, the receivables generated by FFD will not be sold to the Seller pursuant to the Purchase and Contribution Agreement and consequently, not sold, transferred or assigned to the Facility Agents, for the benefit of their respective Purchasers, pursuant to this Agreement.
1.3    Amendment of Section 4.10 of Receivables Purchase Agreement. Section 4.10(b) of the Receivables Purchase Agreement is hereby amended to allow certain commingling of the FFD Receivables and now reads as follows:
(b)    The Seller and the Servicer shall have established the Lockboxes and related Lockbox Accounts and the Depositary Accounts specified on Schedule II hereto. The Seller and Servicer hereby agree as follows: (i) each Lockbox Account and Depositary Account shall be established in the name of the Seller as a segregated account and, except as provided in Section 7.02(l), the funds deposited therein from time to time shall not be commingled with any other funds of the Seller or any Affiliate thereof; (ii) each Lockbox Account and Depositary Account shall be maintained with a Depositary Bank pursuant to the terms of the related Blocked Account Agreement; (iii) except as provided in Section 7.02(l), not to direct any funds other than Collections to be mailed to Lockboxes or deposited into related Lockbox Accounts or Depositary Accounts; (iv) not to change any Depositary Bank, any Blocked Account Agreement or the location of any Lockbox, Lockbox Account or Depositary Account without the consent of the Administrative Agent; and (v) if a Control Event exists, the Administrative Agent may, or shall at the direction of the Required Facility Agents, deliver a “shifting control notice” to the Depositary Banks, upon receipt of which notice, the Depositary Banks will, upon direction of the Administrative Agent, transfer funds in their respective Lockbox Accounts and Depositary Accounts to the Collection Account within two (2) Business Days of deposit into those Lockbox Accounts or Depositary Accounts, as applicable.
1.4    Amendment of Commingling Covenant in Section 7.02(l) of Receivables Purchase Agreement. Section 7.02(l) of the Receivables Purchase Agreement is hereby amended to allow certain commingling of the FFD Receivables and now reads as follows:
(l)    Commingling.     It will not direct any funds to be deposited into any Lockbox Account or Depositary Account other than Collections of Receivables; provided, however, that it may direct or allow (i) collections of FFD Receivables and (ii) Collections of Acquisition Receivables being prepared for reporting on an Approved Data Reporting System in accordance with Section 11.21 hereof until the applicable Inclusion Date for such Acquisition Receivables (after which Inclusion Date, the following limit will no longer apply) to be so deposited in an aggregate amount not in excess of $15,000,000 (as determined on the last day of each Calculation Period and reported in the related Monthly Report).
The foregoing amendments to the Receivables Purchase Agreement constitute the fourteenth amendment to the Receivables Purchase Agreement.
II.AMENDMENTS TO PURCHASE AND CONTRIBUTION AGREEMENT

Subject to the conditions specified in Part IV hereof, effective as of the FFD Effective Time,

    2.1    Addition of Definitions in Purchase and Contribution Agreement.     (a) The following definitions are hereby added to Section 1.01 of the Purchase and Contribution Agreement:
(i)    “FFD” shall mean Ferguson Fire Design LLC, the company resulting from the spin-off of the businesses of the Spun-Off Locations.
(ii)    “FFD Assets” shall have the meaning specified in Section 2.01B hereof.
(iii)    “FFD Effective Time” shall mean 5:00 p.m. New York City time on December 31, 2022.
(iv)    “FFD Receivables” shall mean the Receivables of the Spun-Off Locations.

(v)    “Spun-Off-Locations” shall mean the two locations (namely, 3539 and 3379) of Ferguson Fire & Fabrication, Inc., the businesses of which are spun off to create FFD.
(b)    The definition of “Excluded Receivables” in Section 1.01 of the Purchase and Contribution Agreement is hereby deleted in its entirety and replaced with the following:
“Excluded Receivables” shall mean (i) the indebtedness and payment obligations owed by Obligors arising in connection with the sale of merchandise or rendering of services by the divisions of Ferguson known as “Lincoln Products/Ferguson Parts and Packaging” and “Ferguson International”, (ii) Designated Excluded Receivables, (iii) Acquisition Receivables and (iv) FFD Receivables.
2.2    Reconveyance of FFD Receivables. A new Section 2.01B is hereby added to the Purchase and Contribution Agreement and reads as follows:
Section 2.01B. Reconveyance of FFD Receivables. Effective as of the FFD Effective Time,
(a)    Effective as of the FFD Effective Time, after giving effect to the reconveyance and release provided in Section 2.01B of the Receivables Purchase Agreement, without recourse and without making any representation or warranty in connection therewith of any type or kind (except with respect to liens as set forth below), the Seller hereby sells and assigns, without any further action being required on the part of any person or entity to effect such sale and assignment, to Ferguson Fire & Fabrication, Inc., and Ferguson Fire & Fabrication, Inc. hereby purchases and assumes from the Seller all of the right, title and interest of the Seller in and to the FFD Receivables, all Collections with respect thereto and all Related Security with respect thereto (the “FFD Assets”), free and clear of any and all liens in favor of the Seller or any other lien arising by or through the Seller; and all security interests granted to the Seller under any Transaction Document, to the extent they relate to FFD Assets, shall thereupon be released and terminate.
(b)    As consideration for the retransfer of the FFD Receivables as of the FFD Effective Time, Ferguson Fire & Fabrication, Inc. will pay the Seller the fair market value of the FFD Receivables as of the FFD Effective Time, which amount shall be paid by reducing the principal amount of the Subordinated Note owed by the Seller to Ferguson Fire & Fabrication, Inc.
(c)    The Seller acknowledges and agrees that on and after the FFD Effective Time, unless and until FFD is added as an “Originator” hereunder, the receivables generated by FFD will not be sold to the Seller pursuant to this Agreement and consequently, not sold, transferred or assigned by the Seller to the Facility Agents, for the benefit of their respective Purchasers, pursuant to the Receivables Purchase Agreement.
2.3        Amendment of Commingling Covenant in Section 6.01(a)(v) of Purchase and Contribution Agreement. Section 6.01(a)(v) of the Purchase and Contribution Agreement

is hereby amended to allow certain commingling of the FFD Receivables and now reads as follows:
(v)    Deposits to Lockboxes or Depositary Accounts. It will instruct all Obligors to remit all their payments in respect of Receivables to Lockbox Accounts or Depositary Accounts (either by check mailed to a Lockbox maintained by the relevant Depositary Bank or directly by wire transfer or electronic funds transfer to a Depositary Account), except for those Obligors who pay by credit card or who, in the normal course of such Originator’s business and consistent with such Originator’s past practices, pay directly to such Originator. If it receives any Collections directly, it will promptly (and in any event within two Business Days) cause such Collections to be deposited into the Concentration Account. It will not direct any funds to be deposited into any Lockbox Account or Depositary Account other than Collections of Receivables; provided, however, that it may direct or allow (i) collections of FFD Receivables and (ii) Collections of Acquisition Receivables being prepared for reporting on an Approved Data Reporting System in accordance with Section 11.21 of the Receivables Purchase Agreement until the applicable Inclusion Date for such Acquisition Receivables (after which Inclusion Date, the following limit will no longer apply) to be so deposited in an aggregate amount not in excess of $15,000,000 (as determined on the last day of each Calculation Period and reported in the related Monthly Report).
The foregoing amendments to the Purchase and Contribution Agreement constitute the sixth amendment to the Purchase and Contribution Agreement.
III.REPRESENTATIONS AND WARRANTIES
3.1    In order to induce the Seller, the Facility Agents, the Purchasers and the Administrative Agent to execute, deliver and perform this Amendment, each of the Seller, the Servicer, the Originators and the Parent, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants to the other parties to this Amendment as of the Amendment Effective Date that:
    (a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on and as of a specified date and then as of such specified date) set forth in the Receivables Purchase Agreement and the Purchase and Contribution Agreement are true and correct in all material respects;
    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.

IV.    CONDITIONS TO EFFECTIVENESS
4.1    The effectiveness of this Amendment shall occur at or after the FFD Effective Time when the Administrative Agent and the Facility Agents shall have received on or before the FFD Effective Time (a) duly executed counterparts of this Amendment from each party, (b) an incumbency certificate of the Seller, the Servicer, each of the Originators and the Parent and (c) all necessary credit approvals of their respective Purchase Groups.
4.2    Upon the effectiveness of this Amendment, the Seller and each Originator, as applicable, authorizes the filing by the Administrative Agent of UCC-1 financing statements to be agreed between the Administrative Agent and the Ferguson Parties to reflect this Amendment. The fees and expenses incurred in connection with all such filings shall be paid by the Seller or Ferguson, as applicable.
V.     AFFIRMATION OF RATIFICATION
    5.1    The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.
VI.    MISCELLANEOUS
    6.1    Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Except as expressly amended hereby, each Amendment Document remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Amendment Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
6.2     This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference.
    6.3. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by emailed pdf, facsimile transmission or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The parties acknowledge and agree that they may execute this Amendment and any Transaction Document and any variation or amendment to the same, by electronic instrument. The parties agree that the electronic signatures appearing on the document shall have the same effect as handwritten signatures and the use of an electronic signature on this Amendment and any Transaction Document shall have the same validity and legal effect as the use of a signature affixed by hand (to the extent permitted by applicable law) and is made with the intention of authenticating this Amendment and any such Transaction Document, applicable and evidencing the parties’ intention to be bound by the terms and conditions contained herein and therein. For the purposes of using an electronic signature, the parties authorize each other to the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
    FERGUSON RECEIVABLES, LLC, as Seller

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, LLC, as an     Originator and Servicer

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

FERGUSON FIRE & FABRICATION, INC., as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

DBS HOLDINGS, INC., as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

HP PRODUCTS CORPORATION, as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

ENERGY & PROCESS CORPORATION, as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
        Title: Assistant Treasurer

FERGUSON PLC, as Parent

By: /s/ William S. Brundage
    Name: William S. Brundage
    Title: Chief Financial Officer

    ROYAL BANK OF CANADA, as a Committed Purchaser, a Facility Agent and Administrative Agent

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
        Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Purchaser
By: Royal Bank of Canada, is Attorney-in-Fact

    By: Veronica L. Gallagher
    Name: Veronica L. Gallagher
    Title: Authorized Signatory

TRUIST BANK, as a Committed Purchaser and a Facility Agent

    By: /s/ Jason Meyer
    Name: Jason Meyer
    Title: Managing Director

GTA FUNDING LLC, as a Conduit Purchaser

By: /s/ Kevin J. Corrigan
    Name: Kevin J. Corrigan
    Title: Vice President

RELIANT TRUST, as a Conduit Purchaser
By: Computershare Trust Company of Canada, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent,
    The Toronto-Dominion Bank

By:/s/ Brad Purkis
    Name: Brad Purkis
    Title: Managing Director

THE TORONTO-DOMINION BANK, as a Committed Purchaser and a Facility Agent

By: /s/ Brad Purkis
    Name: Brad Purkis
    Title: Managing Director

SMBC NIKKO SECURITIES AMERICA, INC., as a Facility Agent

    By: /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

    By: /s/ Minxiao Tian
    Name: Minxiao Tian
        Title: Director

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, the Swinglline Purchaser and a Facility Agent

    By: /s/ Eric Bruno
    Name: Eric Bruno
    Title: Senior Vice President

STARBIRD FUNDING CORPORATION, as a Conduit Purchaser

By:    /s/ David V. DeAngelis
    Name: David V. DeAngelis
    Title: Vice President

BNP PARIBAS, as a Committed Purchaser and a Facility Agent

By:    /s/ Advait Joshi
    Name: Advait Joshi
    Title: Director

By:    /s/ Chris Fukuoka
    Name: Chris Fukuoka
    Title: Director